CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Registration Statement on Form SB-2 of our report dated November 26, 2001, relating to the financial statements of The Coffee Exchange, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.





                                     MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                     Certified Public Accountants

New York, New York
March 14, 2002